EXHIBIT 99.6

                           MSAC 2005-HE5
                               TOTAL

Total Number of Loans                                                                                        3,863
Total Loan Balance                                                                                     700,120,396
Average Loan Balance                                                                                       181,237
WA CLTV (w/o Silent Seconds)                                                                                 79.81
WAC                                                                                                          7.599
WA FICO                                                                                                        627
WALA                                                                                                             3
WAM                                                                                                            353
Fxd Rate                                                                                                     13.00
IOs                                                                                                          29.93
MH                                                                                                            0.07
1st Lien                                                                                                     96.89
2nd Lien                                                                                                      3.11
Occupancy--OO                                                                                                94.77
Doc Type--Full/Alternative                                                                                   46.89
Stated Doc                                                                                                   50.91
Cash Out Refi                                                                                                49.61
Purchase                                                                                                     45.59

-------------------------------------------------------------------------------------------------------------------
Loans with silent seconds :
-------------------------------------------------------------------------------------------------------------------
% of Portfolio w/ SS                                                                                        39.01%
$ amount                                                                                               273,129,500
# of First Liens w/  SS                                                                                      1,334
CLTV of Total Portfolo (that includes silent 2nds)                                                           87.17

California                                                                                                  22.94%
Prepay Penalties                                                                                            71.25%
Pre-Funding Balance
Expected Final Pool                                                                                    700,120,396

                           Mortgage Rate
                                                                                      Balance

  4.500 -   4.999                                                                  249,662.13                 0.0%
  5.000 -   5.499                                                                2,312,332.47                 0.3%
  5.500 -   5.999                                                               47,002,439.34                 6.7%
  6.000 -   6.499                                                               80,563,646.06                11.5%
  6.500 -   6.999                                                              143,615,630.92                20.5%
  7.000 -   7.499                                                               92,808,508.06                13.3%
  7.500 -   7.999                                                              117,373,624.56                16.8%
  8.000 -   8.499                                                               62,538,682.97                 8.9%
  8.500 -   8.999                                                               63,240,693.52                 9.0%
  9.000 -   9.499                                                               24,631,098.65                 3.5%
  9.500 -   9.999                                                               30,108,040.76                 4.3%
 10.000 -  10.499                                                               14,611,152.82                 2.1%
 10.500 -  10.999                                                               11,893,930.75                 1.7%
 11.000 -  11.499                                                                4,350,089.46                 0.6%
 11.500 -  11.999                                                                2,953,449.45                 0.4%
 12.000 -  12.499                                                                1,260,431.02                 0.2%
 12.500 -  12.999                                                                  399,252.56                 0.1%
 13.000 -  13.499                                                                  100,665.20                 0.0%
 13.500 -  13.999                                                                  107,064.93                 0.0%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                            Gross Margin
                                                                                      Balance

1.500 - 1.999                                                                      174,591.57                 0.0%
2.000 - 2.499                                                                      461,456.72                 0.1%
2.500 - 2.999                                                                      426,529.56                 0.1%
3.000 - 3.499                                                                      945,364.87                 0.1%
3.500 - 3.999                                                                    1,794,583.35                 0.3%
4.000 - 4.499                                                                    9,681,519.26                 1.4%
4.500 - 4.999                                                                   16,798,303.60                 2.4%
5.000 - 5.499                                                                   43,062,185.81                 6.2%
5.500 - 5.999                                                                  246,083,766.60                35.1%
6.000 - 6.499                                                                   89,668,951.92                12.8%
6.500 - 6.999                                                                  128,869,935.70                18.4%
7.000 - 7.499                                                                   31,238,175.85                 4.5%
7.500 - 7.999                                                                   15,117,921.80                 2.2%
8.000 - 8.499                                                                   10,170,197.32                 1.5%
8.500 - 8.999                                                                   10,216,210.53                 1.5%
9.000 - 9.499                                                                    3,914,665.99                 0.6%
9.500 - 9.999                                                                      410,966.31                 0.1%
10.000 - 10.499                                                                     55,906.75                 0.0%
Fixed Rate Loans                                                                91,029,162.12                13.0%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396              100.00%
-------------------------------------------------------------------------------------------------------------------

                          ARM Maximum Rate
                                                                                      Balance

<= 12.500                                                                       63,664,932.09                 9.1%
12.501 - 13.000                                                                 80,317,295.29                11.5%
13.001 - 13.500                                                                 80,407,887.66                11.5%
13.501 - 14.000                                                                104,682,412.58                15.0%
14.001 - 14.500                                                                 79,206,418.42                11.3%
14.501 - 15.000                                                                 77,584,879.48                11.1%
15.001 - 15.500                                                                 42,831,629.39                 6.1%
15.501 - 16.000                                                                 40,300,860.67                 5.8%
16.001 - 16.500                                                                 16,796,509.11                 2.4%
16.501 - 17.000                                                                 12,983,982.33                 1.9%
17.001 - 17.500                                                                  5,487,274.72                 0.8%
17.501 - 18.000                                                                  2,983,136.69                 0.4%
18.001 - 18.500                                                                    914,701.34                 0.1%
18.501 - 19.000                                                                    891,164.25                 0.1%
19.001 - 19.500                                                                     38,149.49                 0.0%
Fixed Rate Loans                                                                91,029,162.12                13.0%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396              100.00%
-------------------------------------------------------------------------------------------------------------------

                          ARM Minimum Rate
                                                                                      Balance

<=5.000                                                                          2,860,104.95                 0.4%
5.001 - 5.500                                                                   12,316,569.25                 1.8%
5.501 - 6.000                                                                   55,603,561.74                 7.9%
6.001 - 6.500                                                                   74,065,360.50                10.6%
6.501 - 7.000                                                                  108,964,550.26                15.6%
7.001 - 7.500                                                                   86,000,798.39                12.3%
7.501 - 8.000                                                                   98,472,073.86                14.1%
8.001 - 8.500                                                                   57,982,769.48                 8.3%
8.501 - 9.000                                                                   51,805,265.85                 7.4%
9.001 - 9.500                                                                   21,297,550.49                 3.0%
9.501 - 10.000                                                                  23,292,774.51                 3.3%
10.001 -10.500                                                                   8,918,710.82                 1.3%
10.501 - 11.000                                                                  4,686,721.31                 0.7%
11.001 - 11.500                                                                  1,795,102.63                 0.3%
11.501 - 12.000                                                                  1,029,319.47                 0.1%
Fixed Rate Loans                                                                91,029,162.12                13.0%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396              100.00%
-------------------------------------------------------------------------------------------------------------------

                                                                                  Unpaid % of            Pool by
                                                                                    Principal            Principal
Initial Cap (%)                                                                    Balance ($)           Balance %

Fixed Rate Loans                                                                91,029,162.12                13.0%
                                                                1.00               919,469.93                 0.1%
                                                                1.50            22,114,593.22                 3.2%
                                                                2.00           162,904,154.65                23.3%
                                                                3.00           422,925,984.50                60.4%
                                                                5.00               227,031.21                 0.0%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396              100.00%
-------------------------------------------------------------------------------------------------------------------

                                                                                  Unpaid % of            Pool by
                                                                                    Principal            Principal
Periodic Cap (%)                                                                   Balance ($)           Balance %

Fixed Rate Loans                                                                91,029,162.12                13.0%
                                                                1.00           349,241,215.08                49.9%
                                                                1.50           209,135,097.86                29.9%
                                                                2.00            50,714,920.57                 7.2%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396              100.00%
-------------------------------------------------------------------------------------------------------------------

                    CLTV's (w/0 Silent Seconds)
                                                                                      Balance

       <=  50.00                                                                19,985,950.86                 2.9%
 50.01 -  55.00                                                                  8,387,081.01                 1.2%
 55.01 -  60.00                                                                 12,224,770.93                 1.7%
 60.01 -  65.00                                                                 22,334,885.71                 3.2%
 65.01 -  70.00                                                                 37,839,720.38                 5.4%
 70.01 -  75.00                                                                 55,581,753.37                 7.9%
 75.01 -  80.00                                                                321,008,750.59                45.9%
 80.01 -  85.00                                                                 59,303,151.96                 8.5%
 85.01 -  90.00                                                                 97,358,151.33                13.9%
 90.01 -  95.00                                                                 30,449,604.20                 4.3%
 95.01 - 100.00                                                                 35,646,575.29                 5.1%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                           Credit Scores
                                                                                      Balance

500 - 519                                                                       32,032,953.90                 4.6%
520 - 539                                                                       38,667,470.61                 5.5%
540 - 559                                                                       40,073,423.79                 5.7%
560 - 579                                                                       45,861,794.36                 6.6%
580 - 599                                                                       68,082,355.71                 9.7%
600 - 619                                                                       85,197,159.08                12.2%
620 - 639                                                                       95,326,304.82                13.6%
640 - 659                                                                       93,336,955.61                13.3%
660 - 679                                                                       71,511,611.44                10.2%
680 - 699                                                                       49,448,776.53                 7.1%
700 - 719                                                                       27,204,988.22                 3.9%
720 - 739                                                                       24,874,848.59                 3.6%
740 - 759                                                                       13,186,911.31                 1.9%
>= 760                                                                          15,314,841.66                 2.2%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

DTI                                                                                    UPB                      %
0.000                                                                            9,650,051.15                 1.4%
0.001 - 10.000                                                                   2,902,300.38                 0.4%
10.001 - 15.000                                                                  3,412,785.50                 0.5%
15.001 - 20.000                                                                  9,549,745.86                 1.4%
20.001 - 25.000                                                                 23,544,329.63                 3.4%
25.001 - 30.000                                                                 35,373,323.35                 5.1%
30.001 - 35.000                                                                 62,618,404.99                 8.9%
35.001 - 40.000                                                                111,033,830.18                15.9%
40.001 - 45.000                                                                174,873,192.11                25.0%
45.001 - 50.000                                                                199,554,827.06                28.5%
50.001 - 55.000                                                                 61,399,690.38                 8.8%
55.001 - 60.000                                                                  6,207,915.04                 0.9%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                            Loan Balance
                                                                                      Balance

                                                                                    % of Pool
Original Principal                                                           Unpaid Principal
Balance ($)                                                                        Balance ($)

1 - 50,000                                                                      12,334,664.73                 1.8%
50,001 - 100,000                                                                65,432,238.88                 9.3%
100,001 - 150,000                                                               97,449,367.26                13.9%
150,001 - 200,000                                                               99,712,612.69                14.2%
200,001 - 250,000                                                               87,135,953.43                12.4%
250,001 - 300,000                                                               80,855,753.84                11.5%
300,001 - 350,000                                                               70,669,442.38                10.1%
350,001 - 400,000                                                               53,173,925.14                 7.6%
400,001 - 450,000                                                               44,288,984.67                 6.3%
450,001 - 500,000                                                               38,328,533.30                 5.5%
500,001 - 550,000                                                               18,440,488.02                 2.6%
550,001 - 600,000                                                                9,800,519.23                 1.4%
600,001 - 650,000                                                               10,688,962.68                 1.5%
650,001 - 700,000                                                                4,773,586.88                 0.7%
700,001 - 750,000                                                                2,924,767.40                 0.4%
750,001 - 800,000                                                                2,397,456.83                 0.3%
800,001 - 850,000                                                                  815,138.27                 0.1%
850,001 >=                                                                         898,000.00                 0.1%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                          Occupancy Types
                                                                                      Balance
Primary                                                                        663,527,407.13                94.8%
Investment                                                                      29,156,685.06                 4.2%
Second Home                                                                      7,436,303.44                 1.1%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                             Loan Term
                                                                                      Balance                    %
                                                                                      -------                -----
1 - 60                                                                               9,825.40                 0.0%
61 - 120                                                                           372,565.82                 0.1%
121 - 180                                                                       13,119,900.38                 1.9%
181 - 240                                                                        2,633,892.70                 0.4%
241 - 300
301 - 360                                                                      683,984,211.33                97.7%
361 - 420
421 - 480

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                            Loan Purpose
                                                                                      Balance
Purchase                                                                       319,189,747.67                45.6%
Refi (Cashout)                                                                 347,334,857.16                49.6%
Debt Consolidation
Home Improvement
Refi (Rate Term)                                                                33,595,790.80                 4.8%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                            Product Type
                                                                                      Balance
Fixed Rate                                                                      91,029,162.12                13.0%
Floating                                                                       609,091,233.51                87.0%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                           Interest Only
                                                                                      Balance
2YR IO                                                                          19,944,497.12                 2.8%
3YR IO                                                                           1,569,683.00                 0.2%
5YR IO                                                                         183,255,039.06                26.2%
7YR IO
10YR IO                                                                          4,768,460.00                 0.7%
NON IO                                                                         490,582,716.45                70.1%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                            Hybrid Types
                                                                                      Balance
6MO ARM                                                                            641,471.96                 0.1%
1/29 ARM                                                                         9,750,839.92                 1.4%
2/28 ARM                                                                       526,567,752.21                75.2%
3/27 ARM                                                                        63,882,536.24                 9.1%
5/25 ARM                                                                         8,248,633.18                 1.2%
Fixed                                                                           91,029,162.12                13.0%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                           Property Type
                                                                                      Balance
Single Family                                                                  554,078,701.90                79.1%
PUD                                                                             52,102,260.68                 7.4%
2-4 Family                                                                      53,834,773.29                 7.7%
Condo                                                                           35,875,944.53                 5.1%
Manufactured Housing                                                               495,988.54                 0.1%
Townhouse                                                                        3,732,726.69                 0.5%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                           Documentation
                                                                                      Balance
Full                                                                           328,286,648.81                46.9%
Reduced                                                                         15,435,346.78                 2.2%
Stated                                                                         356,398,400.04                50.9%
No Doc

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                           Lien Priority
                                                                                            Balance
First                                                                             678,373,770                 96.9%
Second                                                                             21,746,625                  3.1%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                         Mortgage Insurance
Mortgage Insurance                                                                          -                  0.0%
Not Insured                                                                       700,120,396                100.0%
-------------------------------------------------------------------------------------------------------------------

Coverage Down to:

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396                100.0%
-------------------------------------------------------------------------------------------------------------------

                                                                     Originator                           Servicer
                                                                     ----------                           --------
                                                                     Accredited                              Saxon
                                                                     All State
                                                                     Chapel
                                                                     Encore
                                                                     First Banc
                                                                     First Horizon
                                                                     First NLC
                                                                     Flex Point
                                                                     Fremont
                                                                     Home Owners
                                                                     Impac
                                                                     Lenders Direct
                                                                     Lime Financial
                                                                     Master Financial
                                                                     New Century
                                                                     Platinum Capital
                                                                     Resmae
                                                                     Rose Mortgage

-------------------------------------------------------------------------------------------------------------------

                   Geographic Distribution-States
State                                                                                 Balance
Alabama                                                                          1,318,105.66                 0.2%
Alaska
Arizona                                                                         20,511,180.91                 2.9%
Arkansas                                                                         1,034,173.43                 0.1%
California                                                                     160,617,027.42                22.9%
Colorado                                                                         9,624,711.14                 1.4%
Connecticut                                                                     11,597,432.14                 1.7%
Delaware                                                                         1,889,620.76                 0.3%
District of Columbia                                                             2,901,827.21                 0.4%
Florida                                                                         79,562,958.04                11.4%
Georgia                                                                         15,093,975.64                 2.2%
Hawaii                                                                           3,748,914.39                 0.5%
Idaho                                                                            6,157,943.70                 0.9%
Illinois                                                                        23,155,484.27                 3.3%
Indiana                                                                          4,503,737.07                 0.6%
Iowa                                                                             4,939,025.29                 0.7%
Kansas                                                                           4,179,419.72                 0.6%
Kentucky                                                                         2,797,433.71                 0.4%
Louisiana                                                                        2,701,989.35                 0.4%
Maine                                                                              674,416.56                 0.1%
Maryland                                                                        38,118,152.50                 5.4%
Massachusetts                                                                   25,042,642.93                 3.6%
Michigan                                                                        12,100,265.09                 1.7%
Minnesota                                                                        3,303,413.14                 0.5%
Mississippi                                                                      3,050,227.54                 0.4%
Missouri                                                                         8,571,303.19                 1.2%
Montana                                                                            500,229.60                 0.1%
Nebraska                                                                         1,998,260.95                 0.3%
Nevada                                                                          18,613,100.04                 2.7%
New Hampshire                                                                    3,586,471.82                 0.5%
New Jersey                                                                      45,267,972.24                 6.5%
New Mexico                                                                       2,343,661.30                 0.3%
New York                                                                        43,497,053.10                 6.2%
North Carolina                                                                   6,364,197.55                 0.9%
North Dakota                                                                       328,995.09                 0.0%
Ohio                                                                             7,130,221.90                 1.0%
Oklahoma                                                                         3,411,405.90                 0.5%
Oregon                                                                           8,030,793.64                 1.1%
Pennsylvania                                                                    15,216,206.99                 2.2%
Rhode Island                                                                    10,508,635.84                 1.5%
South Carolina                                                                   3,100,049.21                 0.4%
South Dakota
Tennessee                                                                       11,261,660.63                 1.6%
Texas                                                                           19,692,166.30                 2.8%
Utah                                                                             2,218,054.05                 0.3%
Vermont
Virginia                                                                        26,854,087.59                 3.8%
Washington                                                                      17,655,475.33                 2.5%
West Virginia                                                                    1,670,483.49                 0.2%
Wisconsin                                                                        3,424,890.40                 0.5%
Wyoming                                                                            250,941.87                 0.0%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

                    Geographic Distribution-MSAs
MSA                                                                                   Balance
Unknown                                                                        136,562,718.84                19.5%
Abilene-TX                                                                         148,233.71                 0.0%
Albany-GA                                                                           55,906.75                 0.0%
Albany-Schenectady-Troy-NY                                                         477,673.99                 0.1%
Albuquerque-NM                                                                   1,608,411.20                 0.2%
Allentown-Bethlehem-Easton-PA                                                    1,330,383.29                 0.2%
Anniston-AL                                                                        120,372.71                 0.0%
Asheville-NC                                                                        49,969.93                 0.0%
Atlanta-GA                                                                      12,603,753.67                 1.8%
Austin-San Marcos-TX                                                             1,418,865.34                 0.2%
Bakersfield-CA                                                                   2,038,016.54                 0.3%
Baton Rouge-LA                                                                     386,290.39                 0.1%
Benton Harbor-MI                                                                   273,707.78                 0.0%
Biloxi-Gulfport-Pascagoula-MS                                                      383,786.03                 0.1%
Binghamton-NY                                                                      126,206.39                 0.0%
Birmingham-AL                                                                      354,981.46                 0.1%
Bloomington-Normal-IL                                                              170,744.88                 0.0%
Boise City-ID                                                                    3,130,802.97                 0.4%
Brownsville-Harlingen-San Benito-TX                                                 67,946.15                 0.0%
Bryan-College Station-TX                                                           115,770.88                 0.0%
Buffalo-Niagara Falls-NY                                                           396,920.88                 0.1%
Canton-Massillon-OH                                                                240,074.06                 0.0%
Cedar Rapids-IA                                                                    310,548.85                 0.0%
Charleston-North Charleston-SC                                                      22,693.25                 0.0%
Charleston-WV                                                                      140,197.94                 0.0%
Charlottesville-VA                                                                 485,120.08                 0.1%
Charlotte-Gastonia-Rock Hill-NC-SC                                               2,834,341.51                 0.4%
Chattanooga-TN-GA                                                                  884,100.32                 0.1%
Cheyenne-WY                                                                        111,150.00                 0.0%
Chicago-Gary-Kenosha-IL-IN-WI                                                   21,949,751.33                 3.1%
Chico-Paradise-CA                                                                  909,114.13                 0.1%
Cincinnati-Hamilton-OH-KY-IN                                                       867,954.01                 0.1%
Clarksville-Hopkinsville-TN-KY                                                     161,774.89                 0.0%
Cleveland-Akron-OH                                                               2,420,881.49                 0.3%
Colorado Springs-CO                                                                888,299.51                 0.1%
Columbia-MO                                                                         98,490.74                 0.0%
Columbia-SC                                                                        429,526.61                 0.1%
Columbus-GA-AL                                                                     119,916.20                 0.0%
Columbus-OH                                                                      1,494,956.74                 0.2%
Corpus Christi-TX                                                                  138,546.06                 0.0%
Cumberland-MD-WV                                                                    89,241.61                 0.0%
Dalla-Fort Worth-TX                                                              9,182,856.74                 1.3%
Davenport-Moline-Rock Island-IA-IL                                                 288,669.35                 0.0%
Daytona Beach-FL                                                                 1,601,274.23                 0.2%
Dayton-Springfield-OH                                                              348,940.79                 0.0%
Decatur-AL                                                                          81,746.90                 0.0%
Denver-Boulder-Greeley-CO                                                        7,370,858.99                 1.1%
Des Moines-IA                                                                    2,822,438.47                 0.4%
Detroit-Ann Arbor-Flint-MI                                                       9,523,869.12                 1.4%
Dover-DE                                                                           576,009.09                 0.1%
Dubuque-IA                                                                          65,049.06                 0.0%
Duluth-Superior-MN-WI                                                              174,757.25                 0.0%
El Paso-TX                                                                         211,677.84                 0.0%
Elmira-NY                                                                           42,172.18                 0.0%
Enid-OK                                                                             58,386.16                 0.0%
Erie-PA                                                                            214,188.50                 0.0%
Eugene-Springfield-OR                                                              707,245.93                 0.1%
Evansville-Henderson-IN-KY                                                         198,851.04                 0.0%
Fargo-Moorhead-ND-MN                                                               143,349.30                 0.0%
Fayetteville-NC                                                                    170,010.64                 0.0%
Fayetteville-Springdale-Rogers-AR                                                  203,530.04                 0.0%
Flagstaff-AZ-UT                                                                    437,963.80                 0.1%
Florence-AL                                                                         47,916.54                 0.0%
Florence-SC                                                                        165,710.63                 0.0%
Fort Collins-Loveland-CO                                                           213,020.00                 0.0%
Fort Myers-Cape Coral-FL                                                         5,370,327.20                 0.8%
Fort Pierce-Port St. Lucie-FL                                                    1,800,669.34                 0.3%
Fort Smith-AR-OK                                                                   205,552.30                 0.0%
Fort Walton Beach-FL                                                               171,771.98                 0.0%
Fort Wayne-IN                                                                      227,910.33                 0.0%
Fresno-CA                                                                        1,779,978.19                 0.3%
Gadsden-AL                                                                         129,422.50                 0.0%
Gainesville-FL                                                                     455,814.72                 0.1%
Glens Falls-NY                                                                     131,821.91                 0.0%
Goldsboro-NC                                                                        34,820.91                 0.0%
Grand Forks-ND-MN                                                                  212,403.67                 0.0%
Grand Junction-CO                                                                  255,572.56                 0.0%
Grand Rapids-Muskegon-Holland-MI                                                   610,111.31                 0.1%
Great Falls-MT                                                                      84,118.27                 0.0%
Greensboro-Winston-Salem-High Point-NC                                           1,268,469.52                 0.2%
Greenville-NC                                                                       95,801.48                 0.0%
Greenville-Spartanburg-Anderson-SC                                               1,198,481.00                 0.2%
Harrisburg-Lebanon-Carlisle-PA                                                     370,544.85                 0.1%
Hattiesburg-MS                                                                      72,164.82                 0.0%
Honolulu-HI                                                                      2,113,374.34                 0.3%
Houma-LA                                                                           258,528.37                 0.0%
Houston-Galveston-Brazoria-TX                                                    5,804,226.10                 0.8%
Huntington-Ashland-WV-KY-OH                                                        121,264.91                 0.0%
Huntsville-AL                                                                      271,861.53                 0.0%
Indianapolis-IN                                                                  2,654,378.01                 0.4%
Iowa City-IA                                                                       161,907.75                 0.0%
Jacksonville-FL                                                                  2,065,540.90                 0.3%
Jackson-MI                                                                         437,138.57                 0.1%
Jackson-MS                                                                         919,610.91                 0.1%
Janesville-Beloit-WI                                                               172,484.65                 0.0%
Johnson City-Kingsport-Bristol-TN-VA                                               902,045.37                 0.1%
Johnstown-PA                                                                       187,069.89                 0.0%
Jonesboro-AR                                                                       114,642.49                 0.0%
Kalamazoo-Battle Creek-MI                                                           92,700.62                 0.0%
Kansas City-MO-KS                                                                4,559,437.53                 0.7%
Knoxville-TN                                                                     1,179,619.54                 0.2%
Lafayette-LA                                                                        83,820.85                 0.0%
Lake Charles-LA                                                                    640,326.76                 0.1%
Lakeland-Winter Haven-FL                                                         1,201,403.97                 0.2%
Lancaster-PA                                                                       688,391.99                 0.1%
Laredo-TX                                                                          248,246.94                 0.0%
Las Cruces-NM                                                                      188,815.11                 0.0%
Las Vegas-NV-AZ                                                                 18,098,750.84                 2.6%
Lawrence-KS                                                                         50,863.41                 0.0%
Lawton-OK                                                                           78,757.56                 0.0%
Little Rock-North Little Rock-AR                                                    88,606.66                 0.0%
Los Angeles-Riverside-Orange County-CA                                          83,059,360.80                11.9%
Louisville-KY-IN                                                                 1,962,471.99                 0.3%
Lynchburg-VA                                                                       183,323.69                 0.0%
Madison-WI                                                                         146,193.71                 0.0%
Mansfield-OH                                                                        61,084.36                 0.0%
McAllen-Edinburg-Mission-TX                                                         95,622.50                 0.0%
Medford-Ashland-OR                                                               1,719,823.46                 0.2%
Melbourne-Titusville-Palm Bay-FL                                                 1,658,193.31                 0.2%
Memphis-TN-AR-MS                                                                 3,439,185.96                 0.5%
Merced-CA                                                                        1,515,461.97                 0.2%
Miami-Fort Lauderdale-FL                                                        24,867,255.00                 3.6%
Milwaukee-Racine-WI                                                              2,034,527.08                 0.3%
Minneapolis-St. Paul-MN-WI                                                       2,518,846.75                 0.4%
Missoula-MT                                                                        139,658.83                 0.0%
Mobile-AL                                                                           49,256.37                 0.0%
Modesto-CA                                                                       4,927,074.12                 0.7%
Monroe-LA                                                                          184,534.50                 0.0%
Muncie-IN                                                                           31,959.66                 0.0%
Myrtle Beach-SC                                                                    640,681.07                 0.1%
Naples-FL                                                                        2,288,454.66                 0.3%
Nashville-TN                                                                     3,586,072.75                 0.5%
New Orleans-LA                                                                     681,218.92                 0.1%
New York-Northern New Jersey-Long Island-NY-NJ-CT-PA                            40,781,340.73                 5.8%
Norfolk-Virginia Beach-Newport News-VA-NC                                        4,231,886.84                 0.6%
Ocala-FL                                                                         1,406,449.67                 0.2%
Oklahoma City-OK                                                                 1,833,917.32                 0.3%
Omaha-NE-IA                                                                      1,805,812.91                 0.3%
Orlando-FL                                                                      11,316,468.05                 1.6%
Panama City-FL                                                                     415,019.69                 0.1%
Parkersburg-Marietta-WV-OH                                                          61,816.05                 0.0%
Pensacola-FL                                                                       612,874.83                 0.1%
Philadelphia-Wilmington-Atlantic City-PA-NJ-DE-MD                                5,951,609.30                 0.9%
Phoenix-Mesa-AZ                                                                 16,389,139.25                 2.3%
Pine Bluff-AR                                                                       44,170.70                 0.0%
Pittsburgh-PA                                                                    1,681,886.57                 0.2%
Pocatello-ID                                                                       119,397.91                 0.0%
Portland-Salem-OR-WA                                                             7,847,130.13                 1.1%
Provo-Orem-UT                                                                      178,379.00                 0.0%
Pueblo-CO                                                                          302,166.96                 0.0%
Punta Gorda-FL                                                                     384,626.63                 0.1%
Raleigh-Durham-Chapel Hill-NC                                                      658,671.39                 0.1%
Reading-PA                                                                       1,178,527.67                 0.2%
Redding-CA                                                                       1,302,470.50                 0.2%
Reno-NV                                                                          1,475,360.00                 0.2%
Richland-Kennewick-Pasco-WA                                                        313,418.53                 0.0%
Richmond-Petersburg-VA                                                           5,718,735.24                 0.8%
Roanoke-VA                                                                          69,856.39                 0.0%
Rochester-NY                                                                       177,857.23                 0.0%
Rockford-IL                                                                        413,446.41                 0.1%
Sacramento-Yolo-CA                                                              10,133,488.41                 1.4%
Saginaw-Bay City-Midland-MI                                                        373,146.20                 0.1%
Salinas-CA                                                                         869,600.00                 0.1%
Salt Lake City-Ogden-UT                                                            878,133.93                 0.1%
San Antonio-TX                                                                     122,901.70                 0.0%
San Diego-CA                                                                    11,462,525.17                 1.6%
San Francisco-Oakland-San Jose-CA                                               29,434,228.79                 4.2%
San Luis Obispo-Atascadero-Paso Robles-CA                                          493,762.68                 0.1%
Santa Barbara-Santa-Maria-Lompoc-CA                                                649,429.18                 0.1%
Santa Fe-NM                                                                         99,869.39                 0.0%
Sarasota-Bradenton-FL                                                            2,158,328.05                 0.3%
Savannah-GA                                                                         39,908.10                 0.0%
Scranton-Wilkes Barre-Hazleton-PA                                                  954,256.98                 0.1%
Seattle-Tacoma-Bremerton-WA                                                     11,524,001.55                 1.6%
Sharon-PA                                                                           62,556.68                 0.0%
Sherman-Denison-TX                                                                  84,203.47                 0.0%
Shreveport-Bossier City-LA                                                         243,135.67                 0.0%
Sioux City-IA-NE                                                                    72,757.90                 0.0%
South Bend-IN                                                                      137,281.09                 0.0%
Spokane-WA                                                                       1,288,208.57                 0.2%
Springfield-MO                                                                     241,798.17                 0.0%
State College-PA                                                                    67,787.99                 0.0%
Steubenville-Weirton-OH-WV                                                         218,691.63                 0.0%
Stockton-Lodi-CA                                                                 6,913,600.64                 1.0%
St. Cloud-MN                                                                       331,567.39                 0.0%
St. Joseph-MO                                                                      607,922.28                 0.1%
St. Louis-MO-IL                                                                  3,651,581.13                 0.5%
Sumter-SC                                                                          127,947.46                 0.0%
Syracuse-NY                                                                        342,604.50                 0.0%
Tallahassee-FL                                                                     332,011.38                 0.0%
Tampa-St. Petersburg-Clearwater-FL                                              11,069,997.03                 1.6%
Terre Haute-IN                                                                     164,000.00                 0.0%
Toledo-OH                                                                          445,658.86                 0.1%
Topeka-KS                                                                          124,477.33                 0.0%
Tucson-AZ                                                                        1,780,044.54                 0.3%
Tulsa-OK                                                                           920,837.32                 0.1%
Tuscaloosa-AL                                                                       94,702.72                 0.0%
Utica-Rome-NY                                                                      167,969.05                 0.0%
Visalia-Tulare-Porterville-CA                                                      621,092.47                 0.1%
Waco-TX                                                                            166,421.07                 0.0%
Washington-Baltimore-DC-MD-VA-WV                                                54,814,638.13                 7.8%
Waterloo-Cedar Falls-IA                                                             59,756.16                 0.0%
West Palm Beach-Boca Raton-FL                                                    8,299,101.54                 1.2%
Wheeling-WV-OH                                                                      70,720.73                 0.0%
Wichita Falls-TX                                                                   704,141.21                 0.1%
Wichita-KS                                                                       1,813,980.24                 0.3%
Williamsport-PA                                                                     67,894.52                 0.0%
Wilmington-NC                                                                      304,745.62                 0.0%
Yakima-WA                                                                          257,645.95                 0.0%
York-PA                                                                          1,261,179.12                 0.2%
Youngstown-Warren-OH                                                               350,889.86                 0.1%
Yuba City-CA                                                                     1,052,360.59                 0.2%

-------------------------------------------------------------------------------------------------------------------
                                                                                  700,120,396               100.0%
-------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.